SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant             |X|

Filed by a Party other than the
Registrant                          |_|

Check the appropriate box:

|X| Preliminary Proxy Statement     |_| Confidential, for Use of the Commission
                                        Only (as permitted by  Rule 14a-6(e)(2))
|_| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material under Rule 14a-12

                               AROTECH CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:___________

(2)   Aggregate number of securities to which transaction applies:______________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):______________________________

(4)   Proposed maximum aggregate value of transaction:__________________________

(5)   Total fee paid:___________________________________________________________

|_|   Fee paid previously with preliminary materials.___________________________

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:_____________________________________________________

(2) Form, Schedule or Registration Statement No.________________________________

(3) Filing Party:_______________________________________________________________

(4) Date Filed:_________________________________________________________________

[LOGO] AROTECH                                               Arotech Corporation

                                                 250 West 57th Street, Suite 310
                                                        New York, New York 10107
                                     Tel:  (212) 258-3222   Fax:  (212) 258-3281
Robert S. Ehrlich                                         http://www.arotech.com
Chairman, President and                             Nasdaq National Market: ARTX
Chief Executive Officer                     Writer's e-mail: ehrlich@arotech.com


                                November 8, 2004

Dear Fellow Stockholder:

         As you may recall, in July 2004 we obtained some of the funds needed for our purchase of Armour of America, Incorporated by raising $6.6 million through the sale of 4,258,065 shares of our common stock at a price of $1.55 per share and by raising approximately $16.5 million through the exercise by certain of our investors of previously outstanding warrants to purchase 8,814,235 shares at an average exercise price of $1.87 per share. In connection with these transactions, we issued to these investors new warrants to purchase 8,717,265 shares of our common stock at an exercise price of $1.38 per share.

         As a Nasdaq-listed company, we are subject to the Marketplace Rules of the National Association of Securities Dealers. NASD Marketplace Rule 4350(i)(1)(C)(ii) requires stockholder approval for the issuance of securities representing more than 20% of a listed company's outstanding securities in connection with an acquisition. Nasdaq contends that the issuance of the 8,717,265 new warrants should be combined with the contemporaneous sale of the 4,258,065 shares of our common stock and the issuance of the shares of our common stock upon exercise of the 8,814,235 previously-outstanding warrants that were issued by us in an unrelated financing in September 2003 and December 2003, and that, as a result of this combination, the aggregate amount of securities issued exceeded 20% of our outstanding common stock. As a result, Nasdaq has informed us that it is requiring us to obtain stockholder approval for the issuance of the new warrants to purchase 8,717,265 shares of our common stock issued by us in July 2004.

         Although we have disputed Nasdaq's position, particularly the theory that shares issued upon the exercise of previously-outstanding warrants should be aggregated with new securities issued in an unrelated financing, we have nevertheless agreed to submit the issuance of the new warrants to our stockholders for their approval.

         Accordingly, the proposal ratifying the issuance of the new warrants to purchase 8,717,265 shares of our common stock will be voted on at a Special Meeting of Stockholders to be held on Tuesday, December 14, 2004 at 10:00 a.m. local time at the Hilton Queen of Sheba Hotel, North Shore, Eilat, Israel, where we are holding the Special Meeting in order to minimize expenses. The proposal must be approved by a majority of the total votes cast in person or by proxy at a meeting at which a quorum is present.

[LOGO] AROTECH


         Our Board of Directors believes that approval of this proposal is in the best interests of our stockholders. Under the terms of the warrants, if the holders of these warrants are legally prevented from exercising them, we must pay the holders of the warrants, in cash, the difference between their warrant price of $1.38 and the market price of our stock at the time they demand exercise of the warrants, since we would be unable to issue them the shares of common stock to which they would be otherwise entitled under the terms of the warrants. Accordingly, if this proposal were to be rejected and our stock price were subsequently to rise, we could be subject to a substantial cash payment that could seriously strain or exceed our financial resources.

         Our Board of Directors has approved the issuance of the common stock warrants, and recommends that you vote "FOR" the approval of this proposal.

         The matters to be considered at the special meeting are of great importance to our company and our stockholders Therefore, whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented at the meeting. You are accordingly urged to carefully review the enclosed proxy materials and to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided, or vote electronically through the Internet (at http://www.voteproxy.com) or by telephone if you hold your shares in your own name, to ensure your representation and the presence of a quorum at the special meeting. If you submit your proxy and then decide to attend the special meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

         On behalf of our Board of Directors, I thank you for your support and urge you to vote "FOR" approval of the proposal.

                                              Sincerely,


                                              /s/ Robert S. Ehrlich
                                              Robert S. Ehrlich
                                              Chairman of the Board of Directors

                                 [LOGO] AROTECH

                        250 West 57th Street, Suite 310
                            New York, New York 10107

--------------------------------------------------------------------------------
                   NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON December 14, 2004
--------------------------------------------------------------------------------

To our Stockholders:

         A Special Meeting of the Stockholders of Arotech Corporation will be held at the Hilton Queen of Sheba Hotel, North Shore, Eilat, Israel, on Tuesday, December 14, 2004 at 10:00 a.m. local time, and thereafter as it may be postponed or adjourned from time to time, for the following purposes:

         1. To consider and act upon a proposal to ratify, for purposes of NASD Marketplace Rule 4350(i)(1)(C)(ii), the issuance in July 2004 of five-year warrants to purchase up to 8,717,265 shares of our common stock at a price of $1.38 per share (beginning on page 3); and

         2. To act upon all other business that may properly come before the meeting or any postponements or adjournments thereof.

         Our Board of Directors has fixed the close of business on October 18, 2004 as the record date for determining which stockholders are entitled to notice of the special meeting and to vote at the special meeting and any postponements or adjournments thereof. If you are unable to be present at the special meeting personally, please mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided, or vote electronically through the Internet (at http://www.voteproxy.com) or by telephone if you hold your shares in your own name. Any stockholder who grants a proxy may revoke it at any time prior to its exercise. Also, whether or not you grant a proxy, you may vote in person if you attend the meeting.

                                   BY ORDER OF THE BOARD OF DIRECTORS,


                                   /s/ Yaakov Har-Oz
                                   Yaakov Har-Oz
New York, New York                 Vice President, General Counsel and Secretary
November 8, 2004

================================================================================
              YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN
                 YOUR PROXY FORM IN THE ENCLOSED STAMPED, SELF-
                     ADDRESSED ENVELOPE AS SOON AS POSSIBLE.
================================================================================

                              QUESTIONS AND ANSWERS

         Although we encourage you to read the proxy statement in its entirety, we include these Questions and Answers to provide background information and brief answers to several questions that you may have about the proposal.

Q. What proposals are stockholders being asked to consider at the upcoming special meeting?

A. We are seeking the approval of one proposal. This proposal relates to the issuance of warrants to purchase an aggregate of 8,717,265 shares of our common stock at an exercise price of $1.38 per share.

Q.   Why did Arotech issue these warrants?

A. In July 2004, our management and Board of Directors recognized our need to raise additional funding to support our growth objectives, in particular our potential acquisition of Armour of America, Incorporated. In view of market conditions and our existing cash constraints, we determined that it would not be feasible to raise additional capital through a public offering. Instead, we focused our efforts on raising money through warrant exercises and through a private placement to existing investors and other investors of shares of our common stock.

     After extensive negotiation with the holders of certain of our existing warrants, it was agreed in connection with this capital raise that they would exercise their 8,814,235 existing warrants at an average exercise price of $1.87 per share, which was then above the market price of our stock (the closing price of our stock on the date of exercise - July 14, 2004 - was $1.77). In return, we agreed to issue to these holders new warrants to purchase 8,717,265 shares at an exercise price of $1.38 per share. Essentially, we sold stock in a private placement at a price that was 10(cent) above the market price of our common stock at the time of the sale (whereas the norm in private placements is to sell stock at a discount to market), and we lowered the exercise price of certain existing warrants by 39(cent).

     Without this capital, we would not have been able to complete the acquisition of Armour of America, Incorporated. These terms were unanimously approved by our Board of Directors.

Q.   Why is Arotech seeking stockholder approval for this proposal?

A. As a Nasdaq-listed company, we are subject to the Marketplace Rules of the National Association of Securities Dealers. NASD Marketplace Rule 4350(i)(1)(C)(ii) requires stockholder approval for the issuance of securities representing more than 20% of a listed company's outstanding securities in connection with an acquisition. Nasdaq contends that the issuance of the 8,717,265 new warrants should be combined with the contemporaneous sale of the 4,258,065 shares of our common stock and the issuance of the shares of our common stock upon exercise of the 8,814,235 previously-outstanding warrants that were issued by us in an unrelated financing in September 2003 and December 2003, and that, as a result of this combination, the aggregate amount of securities issued exceeded 20% of our outstanding common stock. As a result, Nasdaq has informed us that it is requiring us to obtain stockholder approval for the issuance of the new warrants to purchase 8,717,265 shares of our common stock issued by us in July 2004.

     Although we have disputed Nasdaq's position, particularly the theory that shares issued upon the exercise of previously-outstanding warrants should be aggregated with new securities issued in an unrelated financing, we have nevertheless agreed to submit the issuance of the new warrants to our stockholders for their approval.

Q.   What does our Board recommend?

A. Our Board of Directors has determined that is in the best interests of the Company and our stockholders to approve the proposal ratifying the issuance of the warrants. Accordingly, our Board of Directors unanimously recommends that you vote "FOR" the proposal.

Q.   What vote is required to approve the proposal?

A. Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the special meeting in order to have the required quorum for the transaction of business. The affirmative vote of a majority of the total votes cast on the proposal, in person or by proxy, is required to approve the proposal. On all matters to be voted upon at the special meeting, each holder of record of common stock will be entitled to one vote for each common share held as of October 18, 2004. As of the record date, October 18, 2004, there were 78,544,483 shares of our common stock outstanding and entitled to vote.

Q.   What happens if the proposal is approved?

A. If the proposal is approved by our stockholders at the special meeting, the holders of the warrants will be entitled to exercise the warrants at any time following the special meeting through July 2009, when the warrants expire.

Q.   What happens if the proposal is not approved?

A. If the proposal is not approved, we would, under the terms of our warrants, be liable to pay the holders of the warrants, in cash, the difference between their warrant price of $1.38 and the market price of our stock at the time they demand exercise of the warrants, since we would be unable to issue them the shares of common stock to which they would be otherwise entitled under the terms of the warrants. Accordingly, if this proposal were to be rejected and our stock price were subsequently to rise, we could be subject to a substantial cash payment that could seriously strain or exceed our financial resources.

     You should consider the fact that our current capital resources are limited. If we were required to pay the difference between the warrant price of $1.38 and the market price of our stock at the time of payment demand, then depending upon the price of our stock at such time we might have insufficient cash to make this payment and we would accordingly be required to obtain alternative sources of financing. Alternative sources of financing may not be available to us on favorable terms, or at all.

                                      Q&A-2

Q.   What should I do now?

A. You should read this proxy statement carefully and promptly submit your proxy card or vote by telephone as provided on the proxy card to ensure that your vote is counted at the special meeting.

Q.   How do I vote if I hold shares directly?

A. You may vote your shares by attending the special meeting in person and completing a ballot or returning your validly executed proxy card at the meeting. The special meeting will begin promptly at 10:00 a.m. local time on Tuesday, December 14, 2004, at the Hilton Queen of Sheba Hotel, North Shore, Eilat, Israel. Attendance at the special meeting will not, by itself, result in the revocation of a previously submitted proxy. Even if you are planning to attend the special meeting, we encourage you to submit your proxy in advance to ensure the representation of your shares at the special meeting.

     If you do not want to attend the special meeting and you hold your shares directly, you may vote by granting a proxy. To grant a proxy, mail your signed proxy card in the enclosed return envelope or vote by telephone as provided on the proxy card as soon as possible so that your shares may be represented at the special meeting.

Q.   How do I vote if I hold shares in street name?

A. If you do not want to attend the special meeting and hold your shares in a stock brokerage account or if your shares are held by a bank or nominee (i.e., in "street name"), you must provide your broker with directions on how to vote your shares. Your broker will provide you with instructions regarding how to direct your broker to vote your shares. It is important to follow these instructions carefully to ensure your shares are represented at the special meeting. If you do not provide directions to your broker, your shares will not be voted at the special meeting.

                                      Q&A-3

     If you want to attend the special meeting and hold your shares in street name, you must obtain a signed proxy card from your broker, bank or other nominee acting as record holder that gives you the right to vote the shares. Your broker will provide you with instructions regarding how to obtain a signed proxy card from the bank or other nominee acting as record holder in order to enable you to vote your shares in person at the special meeting.

Q.   What if I do not vote?

A. If you fail to respond, your shares will neither be voted nor count for purposes of obtaining a quorum. If you respond and abstain from voting, your shares will count for purposes of obtaining a quorum and will have the same effect as a vote against the proposal. If you respond by returning a properly executed proxy card without instructions, your shares will be voted "FOR" adoption of the proposal.

Q.   How can I change my vote after I have mailed my proxy card?

A. If you are a holder of record, you may generally change your vote by delivering a later-dated proxy or written notice of revocation to our Corporate Secretary before the special meeting, or by attending the special meeting and voting in person. If your shares are held in "street name" by your broker, you must follow the instructions received from your broker regarding how to change your vote.

                                      Q&A-4

                                 [LOGO] AROTECH

                         250 West 57th Street, Suite 310
                            New York, New York 10107

                     SPECIAL MEETING OF THE STOCKHOLDERS OF
                         AROTECH CORPORATION TO BE HELD
                              ON DECEMBER 14, 2004

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

         The accompanying proxy is solicited by and on behalf of the Board of Directors of Arotech Corporation, for use at our Special Meeting of Stockholders and any postponements and adjournments thereof. The meeting is currently planned to be held at the Hilton Queen of Sheba Hotel, North Shore, Eilat, Israel, on Tuesday, December 14, 2004 at 10:00 a.m. local time, and thereafter as it may be postponed or adjourned from time to time, for the purposes described in the accompanying Notice of Special Meeting of Stockholders.

         Stockholders of record at the close of business on October 18, 2004 will be entitled to vote at the special meeting. As of October 18, 2004, there were 78,544,483 shares of our common stock outstanding held of record by 320 stockholders. Each holder of common stock is entitled to one vote per share on each matter that comes before the special meeting.

         This proxy statement and the enclosed form of proxy to stockholders will be mailed commencing on or about November 8, 2004.

Voting Procedures and Vote Required

         Proxies that are properly marked, dated, and signed, or submitted electronically via the Internet or by telephone by following the instructions on the proxy card, and not revoked will be voted at the special meeting in accordance with any indicated directions. If no direction is indicated, proxies will be voted FOR ratification of the issuance in July 2004 of five-year warrants to purchase up to 8,717,265 shares of our common stock at an exercise price of $1.38 per share, AND IN THE DISCRETION OF THE HOLDERS OF THE PROXIES with respect to any other business that properly comes before the special meeting and all matters relating to the conduct of the special meeting. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as voting with respect to that matter. We believe that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general requirements of Delaware law concerning voting of shares and determination of a quorum.

         You may revoke your proxy at any time before it is voted by delivering to the Secretary of our company a written revocation or a duly executed proxy bearing a later date than the date of the proxy being revoked (including a proxy voted over the Internet or by telephone). Any record stockholder attending the special meeting in person may revoke his or her proxy and vote his or her shares at the special meeting. Attendance at the special meeting will not, by itself, result in the revocation of a previously submitted proxy. Even if you are planning to attend the special meeting, we encourage you to submit your proxy in advance to ensure the representation of your shares at the special meeting.

         Votes cast by proxy or in person at the special meeting will be tabulated by the Inspector of Elections, with the assistance of our transfer agent. The Inspector of Elections will also determine whether or not a quorum is present at the special meeting. The presence of a quorum is required to transact the business proposed to be transacted at the special meeting. The presence in person or by proxy of holders of a majority of the outstanding shares of our common stock entitled to vote will constitute a quorum for the transaction of business at the special meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

         The adoption of all proposals will require the affirmative vote of a majority of the shares present, either in person or by proxy, and entitled to vote with respect to such proposals. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum; abstentions will have the same practical effect as a negative vote on these proposals, and broker non-votes will not have any effect on the outcome of these proposals.

         The solicitation of proxies will be conducted by mail and we will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the special meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the special meeting to beneficial owners of our common stock. We may conduct further solicitation personally, telephonically or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

         We are not aware of any matters other than those described in this proxy statement that will be acted upon at the special meeting. In the event that any other matters do come before the special meeting for a stockholder vote, the persons named as proxies in the form of proxy being delivered to you along with this proxy statement will vote in accordance with their best judgment on those matters.

         At least ten days before the special meeting, we will make a complete list of the stockholders entitled to vote at the meeting open to the examination of any stockholder for any purpose germane to the special meeting. The list will be open for inspection during ordinary business hours at our offices at 250 West 57th Street, Suite 310, New York, New York 10107, and will also be made available to stockholders present at the special meeting.

                                PROPOSAL NUMBER 1

                        RATIFICATION OF WARRANT ISSUANCE

Background

         In July 2004, our management and Board of Directors recognized our need to raise additional funding to support our growth objectives, in particular our potential acquisition of Armour of America, Incorporated. In view of market conditions and our existing cash constraints, we determined that it would not be feasible to raise additional capital through a public offering. Instead, we focused our efforts on raising money through warrant exercises and through a private placement to existing investors and other investors of previously-registered shares of our common stock.

         We obtained some of the funds needed for our purchase of Armour of America, Incorporated by raising $6.6 million through the sale of 4,258,065 shares of our common stock, and by raising $16.5 million through the exercise by certain of our investors of previously-outstanding warrants to purchase 8,814,235 shares of our common stock. In addition, after extensive negotiation with the holders of certain of our existing warrants, it was agreed in connection with this capital raise that they would exercise their 8,814,235 existing warrants at an average exercise price of $1.87 per share, which was then above the market price of our stock (the closing price of our stock on the date of exercise - July 14, 2004 - was $1.77). In return, we agreed to issue to these holders new warrants to purchase 8,717,265 shares at an exercise price of $1.38 per share. Essentially, we sold stock in a private placement at a price that was 10(cent) above the market price of our common stock at the time of the sale (whereas the norm in private placements is to sell stock at a discount to market), and we lowered the exercise price of certain existing warrants by 39(cent).

         Without this capital, we would not have been able to complete the acquisition of Armour of America, Incorporated. These terms were unanimously approved by our Board of Directors.

Reasons for Seeking Stockholder Approval

         As a Nasdaq-listed company, we are subject to the Marketplace Rules of the National Association of Securities Dealers. NASD Marketplace Rule 4350(i)(1)(C)(ii) requires stockholder approval for the issuance of securities representing more than 20% of a listed company's outstanding securities in connection with an acquisition. Nasdaq contends that the issuance of the 8,717,265 new warrants should be combined with the contemporaneous sale of the 4,258,065 shares of our common stock and the issuance of the shares of our common stock upon exercise of the 8,814,235 previously-outstanding warrants that were issued by us in an unrelated financing in September 2003 and December 2003, and that, as a result of this combination, the aggregate amount of securities issued exceeded 20% of our outstanding common stock. As a result, Nasdaq has informed us that it is requiring us to obtain stockholder approval for the issuance of the new warrants to purchase 8,717,265 shares of our common stock issued by us in July 2004.

         Although we have disputed Nasdaq's position, particularly the theory that shares issued upon the exercise of previously-outstanding warrants should be aggregated with new securities issued in an unrelated financing, we have nevertheless agreed to submit the issuance of the new warrants to our stockholders for their approval.

Board Recommendation

         Our Board of Directors has determined that is in the best interests of the Company and our stockholders to approve the proposal ratifying the issuance of the warrants. Accordingly, our Board of Directors unanimously recommends that you vote "FOR" the proposal.

Description of the Warrants

         The following description of the warrants is qualified in its entirety by reference to the warrant itself, the form of which is attached as Appendix A to this proxy statement and incorporated by reference herein.

         Each warrant entitles the holder to purchase, at an exercise price of $1.38, one share of our common stock. The warrant is exercisable by the holder at any time and will expire on July 14, 2009.

         The warrants are generally exercisable by the holder, in whole or in part, by surrender to us of the warrant, together with a completed exercise agreement, and payment by the holder of the aggregate exercise price in cash, or, in limited circumstances with respect to certain of the warrants, by effecting a cashless exercise. Upon any exercise of the warrant, we will forward to the holder, as soon as practicable, but not exceeding three business days after proper exercise, a certificate representing the number of shares of common stock purchased upon such exercise. If less than all of the shares represented by the warrant are purchased, we will also deliver to the holder a new warrant representing the right to purchase the remaining shares. The shares of common stock purchased by the holder upon exercise of the warrant will be deemed to have been issued as of the close of business on the date the warrant is surrendered to us as described above.

         The terms of the warrants prohibit exercise of the warrants to the extent that exercise of the warrants would result in the holder, together with its affiliates, beneficially owning in excess of 4.999% of our outstanding shares of common stock.

         In addition to the above restrictions, the warrants each contain a provision which precludes us from issuing, in connection with the transactions described below, and at prices less than the greater of book or market value of our common stock, a number of shares of our common stock which, in the aggregate for such transactions, would exceed in excess of 19.99% of our common stock outstanding as of the date we consummated such transactions. The foregoing limitation will cease to apply in the event that we obtain, prior to any such prohibited issuance, approval of our stockholders under applicable Nasdaq Marketplace Rules to issue in connection with these transactions an aggregate number of shares equal to or in excess of 20% of our outstanding shares of common stock.

         In the event that we are prohibited from issuing any warrant shares for which an exercise notice has been received as a result of the operation of the foregoing provision, we must pay the holder of the warrant, in cash, an amount per warrant share equal to the difference between the closing sale price of our common stock on the date of the attempted exercise and the exercise price of the warrant ($1.38), since we would be unable to issue them the shares of common stock to which they would be otherwise entitled under the terms of the warrants, in exchange for cancellation of the warrant.

         The exercise price payable and number of shares purchasable upon exercise of a warrant will generally be adjusted to prevent the dilution of the holder's beneficial interest in the common stock in the event we:

      >> declare or pay a dividend in shares of common stock or make a distribution of shares of common stock to holders of our outstanding common stock;

      >>    subdivide or combine our common stock; or

      >> issue shares of our capital stock in any reclassification of our common stock.

         Except as described above, a holder of a warrant will not have any of the rights of a holder of common stock before the common stock is purchased upon exercise of the warrant. Therefore, before a warrant is exercised, the holder of the warrant will not be entitled to receive any dividend payments or exercise any voting or other rights associated with the shares of common stock which may be purchased when the warrant is exercised.

Vote Required

         The affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of our common stock is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum; abstentions will have the same practical effect as a negative vote on this proposal, and broker non-votes will not have any effect on the outcome of this proposal.

Effect of a Stockholder Approval

         If the proposal is approved, the holders of the warrants will be entitled to exercise the warrants at any time following the special meeting through July 2009, when the warrants expire.

Effect of a Failure to Obtain Stockholder Approval

         If the proposal is not approved, we would, under the terms of our warrants, be liable to pay the holders of the warrants, in cash, the difference between their warrant price of $1.38 and the market price of our stock at the time they demand exercise of the warrants, since we would be unable to issue them the shares of common stock to which they would be otherwise entitled under the terms of the warrants. Accordingly, if this proposal were to be rejected and our stock price were subsequently to rise, we could be subject to a substantial cash payment that could seriously strain or exceed our financial resources.

         Additionally, our current capital resources are limited. If we were required to pay the difference between the warrant price of $1.38 and the market price of our stock at the time of payment demand, then depending upon the price of our stock at such time we might have insufficient cash to make this payment and we would accordingly be required to obtain alternative sources of financing. Alternative sources of financing may not be available to us on favorable terms, or at all.

                        FOR THE REASONS SET FORTH ABOVE,
              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
           FOR RATIFICATION OF THE ISSUANCE OF THE JULY 2004 WARRANTS.

           INFORMATION REGARDING BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth information regarding the security ownership, as of October 18, 2004, of each of our executive officers and directors, and the shares of common stock held by all of our directors and executive officers as a group.

                                                                                              Percentage of Total
        Name and Address of Beneficial Owner(1)           Shares Beneficially Owned(2)(3)    Shares Outstanding(3)
        ---------------------------------------           -------------------------------    ---------------------
Robert S. Ehrlich.......................................          3,144,213(4)(12)                   3.9%
Steven Esses............................................          1,006,808(5)                       1.3%
Avihai Shen.............................................            313,904(6)                        *
Dr. Jay M. Eastman......................................             95,001(7)                        *
Jack E. Rosenfeld.......................................             97,001(8)                        *
Lawrence M. Miller......................................            543,580(9)                        *
Bert W. Wasserman.......................................             20,001(10)                       *
Edward J. Borey.........................................             52,001(11)                       *
All of our directors and executive officers as a group
(10 persons**)..........................................          8,313,378(13)                     10.1%

-------------------------------------

*     Less than one percent.

** Includes 3,482,534 shares owned by Mr. Leon Gross that are subject to the Voting Rights Agreement described in footnote 12, below. Also includes 310,165 shares held of record by Mr. Yehuda Harats that are subject to the Voting Rights Agreement described in footnote 12, below.

(1) The address of each named beneficial owner is in care of Arotech Corporation, 250 West 57th Street, Suite 310, New York, New York 10107.

(2) Unless otherwise indicated in these footnotes, each of the persons or entities named in the table has sole voting and sole investment power with respect to all shares shown as beneficially owned by that person, subject to applicable community property laws.

(3) Based on 78,544,483 shares of common stock outstanding as of October 18, 2004. For purposes of determining beneficial ownership of our common stock, owners of options exercisable within sixty days are considered to be the beneficial owners of the shares of common stock for which such securities are exercisable. The percentage ownership of the outstanding common stock reported herein is based on the assumption (expressly required by the applicable rules of the Securities and Exchange Commission) that only the person whose ownership is being reported has converted his options into shares of common stock.

(4) Includes 50,000 shares held by Mr. Ehrlich's wife (in which shares Mr. Ehrlich disclaims beneficial ownership), 161,381 shares held in Mr. Ehrlich's pension plan, 3,000 shares held by children sharing the same household (in which shares Mr. Ehrlich disclaims beneficial ownership), and 2,386,667 shares issuable upon exercise of options exercisable within 60 days. Also includes 365,000 restricted shares granted but not yet formally issued; these shares have not been included in the total number of our issued and outstanding shares noted in footnote 3, above.

(5) Consists of 841,808 shares issuable upon exercise of options exercisable within 60 days. Also includes 165,000 restricted shares granted but not yet formally issued; these shares have not been included in the total number of our issued and outstanding shares noted in footnote 3, above.

(6) Includes 303,404 shares issuable upon exercise of options exercisable within 60 days.

(7) Consists of 95,001 shares issuable upon exercise of options exercisable within 60 days.

(8) Includes 95,001 shares issuable upon exercise of options exercisable within 60 days.

(9) Includes 441,665 shares held by Leon S. Gross and Lawrence M. Miller as co-trustees of the Rose Gross Charitable Foundation, and 90,001 shares issuable upon exercise of options exercisable within 60 days.

(10) Consists of 20,001 shares issuable upon exercise of options exercisable within 60 days.

(11) Includes 20,001 shares issuable upon exercise of options exercisable within 60 days.

(12) Messrs. Ehrlich, Leon Gross and Yehuda Harats are parties to a Voting Rights Agreement pursuant to which each of the parties agrees to vote the shares of our common stock held by that person in favor of the election of Messrs. Ehrlich, Harats and Miller until the earlier of December 28, 2004 or our fifth annual meeting of stockholders after December 28, 1999. Mr. Harats resigned as a director in 2002; however, we believe that Mr. Harats must continue to comply with the terms of this agreement. As of October 18, 2004, 4,550,245 shares of our common stock were subject to this Voting Rights Agreement.

(13) Includes 3,851,884 shares issuable upon exercise of options exercisable within 60 days.

                    WHERE YOU CAN FIND ADDITIONAL INFORMATION

         We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You can read and copy any materials we file with the Securities and Exchange Commission at its Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549 and at its regional offices located at The Woolworth Building, 233 Broadway, New York, New York 10279 and at 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604. You can obtain information about the operations of the Securities and Exchange Commission Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Securities and Exchange Commission also maintains a Website that contains information we file electronically with the Securities and Exchange Commission, which you can access over the Internet at http://www.sec.gov.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

         The Securities and Exchange Commission allows us to "incorporate by reference" the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information we incorporate by reference is an important part of this proxy statement, and later information that we file with the Securities and Exchange Commission will automatically update and supersede some of this information. The documents we incorporate by reference are:

      o our Annual Report on Form 10-K for the year ended December 31, 2003 (filed with the Securities and Exchange Commission on March 30,
            2004);

      o our Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (filed with the Securities and Exchange Commission on August 16, 2004); and

      o our Current Reports on Form 8-K or Form 8-K/A filed with the Securities and Exchange Commission on January 9, 2004, February 4, 2004, March 9, 2004, March 26, 2004, May 12, 2004, July 15, 2004,
            August 10, 2004 and August 23, 2004.

         All reports and other documents that we file with the Commission under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement but before the date of the Special Meeting will also be considered to be incorporated by reference into this proxy statement from the date of the filing of these reports and documents, and will supersede the information herein; provided, however, that all reports that we "furnish" to the Commission will not be considered incorporated by reference into this proxy statement. We undertake to provide without charge to each person who receives a copy of this proxy statement, upon written or oral request, a copy of all of the preceding documents that are incorporated by reference (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents). You may request a copy of these materials, at no cost, by telephoning us at the following address:

                               Arotech Corporation
                         250 West 57th Street, Suite 310
                            New York, New York 10107
                    Attention: General Counsel and Secretary
                                 (212) 258-3222

                              STOCKHOLDER PROPOSALS

         Pursuant to the rules of the Securities and Exchange Commission, stockholder proposals made in accordance with Rule 14a-8 under the Exchange Act intended to be included in our proxy material for the next annual meeting must be received by us on or before February 16, 2005. Any proposals must be received at our principal executive offices, 250 West 57th Street, Suite 310, New York, New York 10107, Attention: Corporate Secretary by the applicable date.

         Stockholder proposals submitted outside the processes of Rule 14a-8 must be received by our Corporate Secretary in a timely fashion. To be timely, such notice and information regarding the proposal and the stockholder must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices, 250 West 57th Street, Suite 310, New York, New York 10107, not less than 45 days nor more than 60 days prior to the annual meeting; provided, however, that in the event that less than 60 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 7th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.

         We have not been notified by any stockholder of its intention to present a stockholder proposal at this Special Meeting.

                                  OTHER MATTERS

         We are not aware of any other matter that may come before the special meeting of stockholders and we do not currently intend to present any such other matter. However, if any such other matters properly come before the meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

                                   BY ORDER OF THE BOARD OF DIRECTORS,


                                   /s/ Yaakov Har-Oz
                                   Yaakov Har-Oz
                                   Vice President, General Counsel and Secretary

New York, New York
November 8, 2004

                                                                      Appendix A

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                               AROTECH CORPORATION

                                     WARRANT

Warrant No.:
                  ------------------
Number of Shares:
                  ------------------
Date of Issuance:  July 14, 2004 ("Issuance Date")

Arotech Corporation, a Delaware corporation (the "Company"), hereby certifies that, for value received, the receipt and sufficiency of which are hereby acknowledged, _______________________________________, the registered holder hereof or its permitted assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, at any time or times on or after the date hereof, but not after 11:59 p.m., New York Time, on the Expiration Date (as defined below), __________________________________________________________ (_________)
fully paid nonassessable shares of Common Stock (as defined below) (the "Warrant Shares"). Except as otherwise defined herein, capitalized terms in this warrant (including all Warrants issued in exchange, transfer or replacement hereof, the "Warrants") shall have the meanings set forth in Section 15.

The Company agrees that the Warrant Shares shall be treated as "Registrable Securities" in accordance with, and shall be governed by, identical terms to the Registration Rights Agreement, dated as of January 7, 2004, which provisions and terms should be applicable hereto mutates mutandis (as such agreement may be amended from time to time, the "Registration Rights Agreement"), by and among the Company and the buyers named therein, as if the Company and the Holder had executed such Registration Rights Agreement, and as if the Holder were party thereto, as of the Issuance Date; provided, however, that:

                  "Effectiveness Date" shall mean with respect to the Registration Statement required to be filed thereunder relating to the Warrant Shares, the earlier of (1) (i) in the event that the Registration Statement is not subject to a full review by the SEC, 90 days after the Issuance Date or (ii) in the event that the Registration Statement is subject to a full review by the SEC, 90 days after the Issuance Date, and (2) the fifth Business Day following the date on which the Company is notified by the SEC that such Registration Statement will not be reviewed or is no longer subject to further review and comments.

                  "Filing Date" shall mean with respect to the Registration Statement required to be filed thereunder relating to the Warrant Shares, the 30th day following the Issuance Date.

For purposes of clarity, the issuance of this Warrant is unrelated to the transaction pursuant to which the Registration Rights Agreement was entered into.

         1. EXERCISE OF WARRANT.

                  (a) Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(g)), this Warrant may be exercised by the Holder on any day from and after the date hereof, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the "Exercise Notice"), of such Holder's election to exercise this Warrant, and (ii) (A) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "Aggregate Exercise Price") in cash or wire transfer of immediately available funds or (B) by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)). The date the Exercise Notice and the Aggregate Exercise Price (or notice of a Cashless Exercise) are delivered to the Company (as determined in accordance with the notice provisions hereof) is an "Exercise Date." The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the first Business Day following the Exercise Date, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Notice and the Aggregate Exercise Price to the Holder and the Company's transfer agent (the "Transfer Agent"). On or before the third Business Day following the Exercise Date, the Company shall direct the Transfer Agent to credit through The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program such aggregate number of shares of Common Stock to which the

Holder is entitled pursuant to such exercise to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system. On the Exercise Date, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares. Upon surrender of this Warrant to the Company following one or more partial exercises, the Company shall as soon as practicable and in no event later than three Business Days after receipt of the Warrant and at its own expense, issue a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant. In the event that the Company is unable to electronically deliver the Warrant Shares because of applicable securities laws, then the Company shall issue and deliver to the address as specified in the Exercise Notice a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the holder of this Warrant is entitled pursuant to such exercise.

                  (b) Exercise Price. For purposes of this Warrant, "Exercise Price" means the arithmetic average of the Weighted Average Price of the Common Stock over the period of July 15, 2004, July 16, 2004, and July 19, 2004 [$1.38], subject to adjustment as provided herein.

                  (c) Company's Failure to Timely Deliver Shares. Subject to
Section 1(g), if the Company shall fail for any reason or for no reason within three Business Days of the Exercise Date to credit the Holder's balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder's exercise of this Warrant, and if after such third Business Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares that the Holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three Business Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to issue such Common Stock shall terminate, or (ii) promptly honor its obligation to credit to the Holder such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Sale Price on the date of the event giving rise to the Company's obligation to deliver such certificate. Subject to Section 1(g), if the Company shall fail for any reason or for no reason within three Business Days of the Exercise Date to credit the Holder's balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder's exercise of this Warrant, then the Holder will have the right to rescind such exercise.

                  (d) Cashless Exercise. Notwithstanding anything contained herein to the contrary, if at any time during the period commencing ten (10) Business Days prior to the Holder's delivery of an Exercise Notice and ending on the day of delivery of the Exercise Notice, the Registration Statement (as defined in the Registration Rights Agreement) covering the Warrant Shares that are the subject of the Exercise Notice (the "Unavailable Warrant Shares") is not available for the issuance of such Unavailable Warrant Shares, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "Cashless Exercise"):

                                    Net Number = (A x B) - (A x C)
                                                 -----------------
                                                         B
                  For purposes of the foregoing formula:

                           A= the total number of shares with respect to which this Warrant is then being exercised.

                           B= the Closing Sale Price of the Common Stock on the date immediately preceding the date of the Exercise Notice.

                           C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

                  (e) Absolute and Unconditional Obligation. The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person. Nothing herein shall limit the Holder's right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

                  (f) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 12.

                  (g) Limitations on Exercises. The Company shall not effect the exercise of this Warrant, and no Person who is a holder of this Warrant shall have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Person's affiliates) would beneficially own in excess of 4.99% of the shares of the Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes, convertible debentures, convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock a Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q, Form 10-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within two Business Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue upon exercise of this Warrant without breaching the Company's obligations under the rules or regulations of the Principal Market (the "Exchange Cap"), except that such limitation shall not apply in the event that the Company obtains, only if required, the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of such amount. Until such approval is obtained, the Holder shall not be issued, upon exercise of any Warrants, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the total number of shares of Common Stock underlying the Warrants issued to the Holder on the Issuance Date and the denominator of which is the aggregate number of shares of Common Stock underlying all the substantially identical warrants (the "Exchange Warrants") issued by the Company on the Issuance Date (with respect to the Holder, the "Exchange Cap Allocation"). In the event that the Holder shall sell or otherwise transfer any of such Holder's Warrants, the transferee shall be allocated a pro rata portion of the Holder's Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any holder of applicable warrants shall exercise all of such holder's applicable warrants into a number of shares of Common Stock which, in the aggregate, is less than such holder's Exchange Cap Allocation, then the difference between such holder's Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of applicable warrants on a pro rata basis in proportion to the shares of Common Stock underlying the warrants then held by each such holder. In the event that the Company is prohibited from issuing any Warrant Shares for which an Exercise Notice has been received as a result of the operation of this paragraph, the Company shall pay cash in exchange for cancellation of such Warrant Shares, at a price per Warrant Share equal to the difference between the Closing Sale Price and the Exercise Price as of the date of the attempted exercise.

         2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES UPON SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2 shall become effective at the close of business on the date the subdivision or combination becomes effective.

         3. RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case:

                  (a) any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Closing Bid Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (ii) the denominator shall be the Closing Bid Price of the Common Stock on the trading day immediately preceding such record date; and

                  (b) the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided that in the event that the Distribution is of common stock ("Other Common Stock") of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the Holder may elect to receive a warrant to purchase Other Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (a) and the number of Warrant Shares calculated in accordance with the first part of this paragraph (b).

         4. PURCHASE RIGHTS; ORGANIC CHANGE.

                  (a) Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                  (b) Organic Change. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction, in each case which is effected in such a way that holders of Common Stock are entitled to receive securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity (for purposes hereof a "surviving entity" means that this Warrant will continue to be exercisable for the publicly traded shares of a publicly traded entity), the Company will secure from the Person purchasing such assets or the Person issuing the securities or providing the assets in such Organic Change (in each case, the "Acquiring Entity") a written agreement (in form and substance reasonably satisfactory to the holders of warrants representing at least a majority of the shares of Common Stock obtainable upon exercise of the Exchange Warrants then outstanding) to deliver to the Holder in exchange for this Warrant, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and reasonably satisfactory to the Holder (including, an adjusted exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant), if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale). In the event that an Acquiring Entity is directly or indirectly controlled by a company or entity whose common stock or similar equity interest is listed, designated or quoted on a securities exchange or trading market, the Holder may elect to treat such Person as the Acquiring Entity for purposes of this Section 4(b). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the holders of Exchange Warrants representing at least a majority of the shares of Common Stock obtainable upon exercise of the Exchange Warrants then outstanding) to insure that the Holder thereafter will have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of this Warrant (without regard to any limitations on the exercise of this Warrant), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the exercise of this Warrant as of the date of such Organic Change (without regard to any limitations on the exercise of this Warrant).

         5. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) will, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of the Warrants, 100% of the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the Warrants then outstanding (without regard to any limitations on exercise).

         6. HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, no Holder, solely in such Person's capacity as a holder of this Warrant, shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person's capacity as a Holder, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company will provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

         7. REISSUANCE OF WARRANTS.

                  (a) Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less then the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder of this Warrant representing the right to purchase the number of Warrant Shares not being transferred.

                  (b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

                  (c) Warrant Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrants for fractional shares of Common Stock shall be given.

                  (d) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant
(i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

         8. NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                  Arotech Corporation
                  250 West 57th Street
                  Suite 310
                  New York, New York 10107
                  Facsimile No.:   (212) 258-3281
                  Telephone No.:  (212) 258-3222
                  Attn.:  Chief Executive Officer

                  With a copy to:

                  Electric Fuel (E.F.L.) Ltd.
                  One HaSolela Street, POB 641
                  Western Industrial Park
                  Beit Shemesh 99000, Israel
                  Facsimile No.: 011-972-2-990-6688
                  Telephone No.:  011-972-2-990-6623
                  Attn.: General Counsel

If to the Holder, to its address and facsimile number set forth on the Schedule of Buyers to the Securities Purchase Agreement, dated as of January 7, 2004, among the Company and the investors referred to therein (the "January SPA"), or in the event that the Holder was not party to the January SPA, then as set forth on Exhibit B hereto, with copies to such Holder's representatives as set forth on such Schedule of Buyers,

                  With a copy to:

                  Schulte Roth & Zabel LLP
                  919 Third Avenue
                  New York, New York 10022
                  Facsimile No.:   (212) 593-5955
                  Telephone No.:  (212) 756-2000
                  Attn.: Eleazer Klein, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) promptly after the date on which the Company establishes a record date (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grants, issues or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

         9. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of Exchange Warrants representing at least a majority of the shares of Common Stock obtainable upon exercise of the Exchange Warrants then outstanding; provided that no such action may increase the exercise price of any Exchange Warrants or decrease the number of shares or class of stock obtainable upon exercise of any Exchange Warrants without the written consent of the Holder. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Exchange Warrants then outstanding.

         10. GOVERNING LAW. This Warrant shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

         11. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

         12. DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company's independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

         13. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the Registration Rights Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

         14. TRANSFER. This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company.

         15. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

         "Bloomberg" means Bloomberg Financial Markets.

         "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

         "Closing Bid Price" and "Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

         "Common Stock" means (i) the Company's common stock, par value $.01 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

         "Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

         "Expiration Date" means July 14, 2009.

         "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

         "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

         "Principal Market" means the Nasdaq National Market.

         "Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its "Volume at Price" functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

         16. January SPA Provisions. The Company and the Holder hereby make to each other the representations and warranties as to the Warrants and the Warrant Shares as set forth in the January SPA as if such representations and warranties were set forth herein, mutates mutandis. The Company hereby agrees to issue transfer agent instructions substantially identical to, and subject to the same terms and conditions, as the Transfer Agent Instructions referenced in the January SPA and that the Warrants and Warrant Shares shall be governed by the provisions of Section 4(b) of the January SPA as if such provisions were set forth in full herein.

                            [Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

                                         AROTECH CORPORATION

                                         By:
                                             -----------------------------------
                                             Name:  Robert S. Ehrlich
                                             Title: Chief Executive Officer

                                    Exhibit A
                                    ---------

                                 EXERCISE NOTICE

        TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                               AROTECH CORPORATION

To: Arotech Corporation

      The undersigned is the Holder of Warrant No. _____ (the "Warrant") issued by Arotech Corporation, a Delaware corporation (the "Company"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

      1. The Warrant is currently exercisable to purchase a total of ________ Warrant Shares.

      2. The undersigned holder hereby exercises its right to purchase ________ Warrant Shares pursuant to the Warrant.

      3. The Holder intends that payment of the Exercise Price shall be made as:

      ______ a "Cash Exercise" with respect to ________ Warrant Shares; and/or

      ______ a "Cashless Exercise" with respect to ________ Warrant Shares.

      4. Pursuant to this exercise, the Company shall deliver to the holder ________ Warrant Shares in accordance with the terms of the Warrant.

      5. Following this exercise, the Warrant shall be exercisable to purchase a total of ________ Warrant Shares.

      Please issue the Warrant Shares in the following name and to the following address:

      Issue to:_________________________________________________________________
               _________________________________________________________________


      Account Number:___________________________________________________________

      DTC Participant Number:___________________________________________________

Date: _______________ __, ______

      __________________________
      Name of Registered Holder

By:
    ----------------------------
    Name:
    Title:

                                 ACKNOWLEDGMENT

         The Company hereby acknowledges this Exercise Notice and hereby directs American Stock Transfer & Trust Co. to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated July 14, 2004, from the Company and acknowledged and agreed to by American Stock Transfer & Trust Co.

                                                 AROTECH CORPORATION

                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

                               FORM OF ASSIGNMENT

           [To be completed and signed only upon transfer of Warrant]

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Arotech Corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Arotech Corporation with full power of substitution in the premises.

Dated:                      ,
       ---------------------

                              --------------------------------------------------
                             (Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

                             ---------------------------------------------------
                             Address of Transferee

                             ---------------------------------------------------

                             ---------------------------------------------------

In the presence of:

----------------------------

                                    Exhibit B
                                    ---------

                               Address for Notices

                       SPECIAL MEETING OF STOCKHOLDERS OF

                               AROTECH CORPORATION
                                December 14, 2004

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                   as possible

                                 Please detach along perforated line and mail in the envelope provided.
                               v                                                                       v
------------------------------------------------------------------------------------------------------------------------------------
                                                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                                            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.
            PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE
      -------------------------------------------------------------------------------------------------------------------------
                                                      1.    To ratify the issuance in July 2004 of          FOR  AGAINST  ABSTAIN
                                                            five-year warrants to purchase up to 8,717,265  |_|    |_|      |_|
                                                            shares of our common stock at a price
                                                            of $1.38 per share

                                                      PLEASE SIGN, DATE AND RETURN THIS PROXY FORM
                                                      PROMPTLY USING THE ENCLOSED ENVELOPE.


---------------------------------------------------
                                                                      Mark here if you plan to attend the meeting.         |_|

---------------------------------------------------
To change the address on your account, please
check the box at right and indicate your new
address in the address space above. Please note |_|
that changes to the registered name(s) on the
account may not be submitted via this method.
---------------------------------------------------

                    -------------------------------   --------------               --------------------------------   --------------
    Signature of                                  Date:             Signature of                                  Date:
    Stockholder                                                     Stockholder
                    -------------------------------   --------------               --------------------------------   --------------

Note: Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If you are signing for a corporation, please sign in the full corporate name by President or other authorized officer. If you are signing for a partnership, please sign in the partnership name by authorized person.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                               AROTECH CORPORATION

        FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 14, 2004

     The undersigned, having received the Notice of the Special Meeting of Stockholders and the Proxy Statement on behalf of the Board of Directors of Arotech Corporation (the "Company"), hereby appoint(s) Robert S. Ehrlich and Steven Esses, and each of them, proxies of the undersigned (with full power of substitution) to attend the Special Meeting of the Company to be held on Tuesday, December 14, 2004 at 10:00 a.m. local time at the Hilton Queen of Sheba Hotel, North Shore, Eilat, Israel, and all postponements and adjournments thereof (the "Meeting"), and there to vote all shares of common stock of the Company that the undersigned would be entitled to vote, if personally present, in regard to all matters that may come before the Meeting, and without limiting the general authorization hereby given, the undersigned directs that his or her vote be cast as specified in this Proxy.

     This Proxy, when properly executed, will be voted in the manner specified herein. If no specification is made, the proxies intend to vote FOR the nominees and FOR the other proposals set forth herein and described in the Board of Directors' Proxy Statement. If any of the nominees is not available to serve, this Proxy may be voted for a substitute. This Proxy delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this Proxy. The undersigned hereby revokes any other proxy previously granted to vote the same shares of stock for said Meeting.

SEE REVERSE SIDE. If you wish to vote in accordance with the recommendations of the Board of Directors, just sign on the reverse side. You need not mark any boxes.

                (Continued and to be signed on the reverse side)

                       SPECIAL MEETING OF STOCKHOLDERS OF

                               AROTECH CORPORATION
                                December 14, 2004

--------------------------------------------------------------------------------
                            PROXY VOTING INSTRUCTIONS
--------------------------------------------------------------------------------


      MAIL - Date, sign and mail your
      proxy card in the envelope
      provided as soon as possible.

                 - OR -

      TELEPHONE - Call toll-free
      1-800-PROXIES (1-800-776-9437)from                -----------------------
      any touch-tone telephone and                        COMPANY NUMBER
      follow the instructions. Have your                -----------------------
      proxy card available when you                       ACCOUNT NUMBER
      call.                                             -----------------------

                 - OR -                                 -----------------------

      INTERNET - Access
      "www.voteproxy.com" instructions.
      Have your proxy card  and follow
      the on-screen instructions. Have
      your proxy card available when you
      access

                                Please detach along perforated line and mail in the envelope provided.
                               v                                                                      v
------------------------------------------------------------------------------------------------------------------------------------
                                                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                                            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.
            PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE
      -------------------------------------------------------------------------------------------------------------------------
                                                      1.    To ratify the issuance in July 2004 of          FOR  AGAINST  ABSTAIN
                                                            five-year warrants to purchase up to 8,717,265  |_|    |_|      |_|
                                                            shares of our common stock at a price
                                                            of $1.38 per share

                                                      PLEASE SIGN, DATE AND RETURN THIS PROXY FORM
                                                      PROMPTLY USING THE ENCLOSED ENVELOPE.


---------------------------------------------------
                                                                      Mark here if you plan to attend the meeting.         |_|

---------------------------------------------------
To change the address on your account, please
check the box at right and indicate your new
address in the address space above. Please note |_|
that changes to the registered name(s) on the
account may not be submitted via this method.
---------------------------------------------------

                    -------------------------------   --------------               --------------------------------   --------------
    Signature of                                  Date:             Signature of                                  Date:
    Stockholder                                                     Stockholder
                    -------------------------------   --------------               --------------------------------   --------------

Note: Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If you are signing for a corporation, please sign in the full corporate name by President or other authorized officer. If you are signing for a partnership, please sign in the partnership name by authorized person.